CAPITAL ONE MASTER TRUST (RECEIVABLES)
MONTHLY PERIOD : DECEMBER 2000
Beginning of the Month Principal Receivables :                                                                  14,376,141,094.88
                                                                                                                ------------------
Beginning of the Month Finance Charge Receivables :                                                                416,337,023.60
                                                                                                                ------------------
Beginning of the Month Discounted Receivables :                                                                              0.00
                                                                                                                ------------------
Beginning of the Month Total Receivables :                                                                      14,792,478,118.48
                                                                                                                ------------------

Removed Principal Receivables :                                                                                              0.00
                                                                                                                ------------------
Removed Finance Charge Receivables :                                                                                         0.00
                                                                                                                ------------------
Removed Total Receivables :                                                                                                  0.00
                                                                                                                ------------------

Additional Principal Receivables :                                                                                           0.00
                                                                                                                ------------------
Additional Finance Charge Receivables :                                                                                      0.00
                                                                                                                ------------------
Additional Total Receivables :                                                                                               0.00
                                                                                                                ------------------

Discounted Receivables Generated this Period                                                                                 0.00
                                                                                                                ------------------

End of the Month Principal Receivables :                                                                        14,857,200,733.69
                                                                                                                ------------------
End of the Month Finance Charge Receivables :                                                                      439,503,732.88
                                                                                                                ------------------
End of the Month Discounted Receivables :                                                                                    0.00
                                                                                                                ------------------
End of the Month Total Receivables :                                                                            15,296,704,466.57
                                                                                                                ------------------

Excess Funding Account Balance                                                                                               0.00
                                                                                                                ------------------
Adjusted Invested Amount of all Master Trust Series                                                             13,782,976,677.68
                                                                                                                ------------------

End of the Month Seller Percentage                                                                                          7.23%
                                                                                                                ------------------

CAPITAL ONE MASTER TRUST (DELINQUENCIES AND LOSSES)
MONTHLY PERIOD : DECEMBER 2000                                                                    ACCOUNTS          RECEIVABLES
                                                                                                  --------          -----------

End of the Month Delinquencies :
       30 - 59 Days Delinquent                                                                    209,609.00       221,888,168.03
                                                                                            -----------------   ------------------
       60 - 89 Days Delinquent                                                                    125,692.00       140,239,345.93
                                                                                            -----------------   ------------------
       90 + Days Delinquent                                                                       219,786.00       258,878,756.25
                                                                                            -----------------   ------------------

       Total 30 + Days Delinquent                                                                 555,087.00       621,006,270.21
                                                                                            -----------------   ------------------

       Delinquencies 30 + Days as a Percent of End of the Month Total Receivables                                           4.06%
                                                                                                                ------------------

Defaulted Accounts During the Month                                                                57,740.00        47,689,391.50
                                                                                            -----------------   ------------------

Annualized Default Rate as a Percent of Beginning of the Month Principal Receivables                                        3.98%
                                                                                                                ------------------

CAPITAL ONE MASTER TRUST (COLLECTIONS)
MONTHLY PERIOD : DECEMBER 2000                                                                 COLLECTIONS         PERCENTAGES
                                                                                               -----------         -----------
Total Collections and Gross Payment Rate                                                    2,413,947,773.11               16.32%
                                                                                            -----------------   ------------------

Collections of Principal Receivables and Principal Payment Rate                             2,141,295,793.08               14.89%
                                                                                            -----------------   ------------------

       Prior Month Billed Finance Charge and Fees                                             205,072,952.33
                                                                                            -----------------
       Amortized AMF Income                                                                    19,386,043.67
                                                                                            -----------------
       Interchange Collected                                                                   35,586,625.30
                                                                                            -----------------
       Recoveries of Charged Off Accounts                                                      16,490,045.00
                                                                                            -----------------
       Collections of Discounted Receivables                                                            0.00
                                                                                            -----------------

Collections of Finance Charge Receivables and Annualized Yield                                276,535,666.30               23.08%
                                                                                            -----------------   ------------------

CAPITAL ONE MASTER TRUST (AMF COLLECTIONS)
MONTHLY PERIOD : DECEMBER 2000

Beginning Unamortized AMF Balance                                                                                  102,652,530.50
                                                                                                                ------------------
+      AMF Slug for Added Accounts                                                                      0.00
                                                                                            -----------------
+      AMF Collections                                                                         15,502,357.40
                                                                                            -----------------
-      Amortized AMF Income                                                                    19,386,043.67
                                                                                            -----------------
Ending Unamortized AMF Balance                                                                                      98,768,844.23
                                                                                                                ------------------


                                                  /s/ Tom Feil
                                                  ------------------------------
                                                  Tom Feil
                                                  Director of Securitization


                                                                    Page 8 of 45